UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2014

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 19, 2014, Simon Property Group, Inc. (“Simon”) announced that Andrew Juster, age 62, will become Chief Financial Officer in early 2015, succeeding CFO Stephen E. Sterrett whose upcoming retirement was previously announced on January 31, 2014. Juster has been with Simon for 25 years and has served as Simon’s Treasurer since 2000, managing Simon’s capital market activities and implementing its corporate financing strategy, maintaining banking and lending relationships, leading the treasury function and managing Simon’s relationships with the rating agencies.

Brian McDade, 35, Senior Vice President, Capital Markets, who has been with Simon for 10 years, will become Simon’s Treasurer at such time as Juster becomes the CFO.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements:

None

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Simon Property Group, Inc., dated as of June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 19, 2014

SIMON PROPERTY GROUP, INC.

By:	/s/ James M. Barkley
James M. Barkley
General Counsel and Secretary